LOAN AGREEMENT


Dated as of:      March 31, 1997

Parties:          TRM Copy Centers (USA) Corporation                 ("TRM-USA")
                  TRM Copy Centers Corporation                           ("TRM")
                  FPC Belgium Limited                                    ("FPC")

And:              UNITED STATES NATIONAL BANK OF OREGON               ("Lender")

                                    RECITALS

A. TRM-USA and U. S. Bank of Idaho (successor to West One Bank, Idaho) have entered into a Loan Agreement and promissory note in the amount of $26,000,000 ("Current TRM-USA Note"), each dated February 7, 1996, pursuant to which U. S. Bank of Idaho agreed to make a revolving loan and a term loan to TRM-USA in an aggregate amount of up to $26,000,000 (together with any other documents or instruments executed by USA in connection therewith, the "Current TRM-USA Documents").

B. TRM and Lender (successor to West One Bank, Oregon) have entered into a Business Loan Agreement and promissory note in the amount of $4,000,000 ("Current TRM Note"), each dated February 7, 1996, pursuant to which Lender agreed to make revolving loans to Borrower in an aggregate amount of up to $4,000,000 (together with any other documents or instruments executed in connection therewith, the "Current TRM Documents").

C. Subject to the terms and conditions of this Agreement, Lender has agreed to make revolving loans to Borrower in an aggregate amount of up to $30,000,000, which loans shall replace the credit accommodations described in Recitals A and B.

     The parties therefore agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall have the following meanings:

     "Access Laws" means the Americans With Disabilities Act of 1990; the Fair Housing Amendments Act of 1988; all other federal, state and local laws or ordinances related to disabled access; and all statutes, rules, regulations, ordinances, orders of governmental bodies and regulatory agencies and orders and decrees of any court adopted, enacted or issued with respect thereto; all as now existing or hereafter amended or adopted.

     "Borrower(s)" means either or both of TRM-USA and FPC.


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     "Default" means any Event of Default or any event which with the giving or notice of the passage of time, or both, would constitute an Event of Default.

     "Environmental Laws" means all local, state or federal laws, rules, regulations, or ordinances pertaining to Hazardous Substances and environmental regulation, contamination or clean-up including, without limitation, the federal statutes commonly known as CERCLA and RCRA and all other federal or state lien or environmental clean-up statutes, all as now existing or hereafter amended or adopted.

     "GAAP" means generally accepted accounting principles consistently applied.

     "Guarantor" means TRM.

     "Guaranty" means each guaranty of any obligations of Borrower to Lender heretofore, contemporaneously herewith or hereafter executed by any Guarantor or any other Person.

     "Hazardous Substances" means (a) any substance or material defined or designated as hazardous or toxic waste, hazardous or toxic material, or a hazardous, toxic or radioactive substance (or designated by any similar term) by or for purposes of any applicable Environmental Law; (b) asbestos and any substance or compound containing asbestos; and (c) any other hazardous, toxic or dangerous waste, substance or material, including but not limited to gasoline, crude oil, fuel oil, diesel oil, and any other related petroleum products.

     "Loan Documents" means this Agreement, the Notes, the Guaranty and all other documents and instruments attached hereto, referred to herein or heretofore, contemporaneously herewith or hereafter executed or delivered to Lender by any Person in connection with any indebtedness of Borrower to Lender.

     "Loan Party" means each party hereto other than Lender.

     "Maximum FPC Amount" means, as of any date of determination, an amount equal to the lesser of (a) $2,000,000 or (b) $30,000,000 minus the then outstanding principal balance of the TRM-USA Note.

     "Maximum TRM-USA Amount" means, as of any date of determination, an amount equal to $30,000,000 minus the then outstanding principal balance of the FPC Note.

     "Note(s)" means either or both of the TRM-USA Note and the FPC Note.

     "Person" means an individual or entity, including without limitation a corporation, general or limited partnership, limited liability company, trust, unincorporated association, government or government agency.

     "Revolving Loan Review Date" means April 1, 2000.

     Tangible Net Worth" means for any Person the net book value of (a) all of such Person's assets exclusive of patents, trademarks, licenses, goodwill and other intangibles and of loans to and notes and receivables from officers, employees, directors, shareholders, partners and members of such Person minus
(b) all of such Person's liabilities determined in accordance with GAAP.


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                                   ARTICLE II
                              CURRENT INDEBTEDNESS

     2.1 Promissory Notes.

          2.1.1 The principal balance of the Current TRM-USA Note as of March 31, 1997 is $3,500,000.

          2.1.2 The principal balance of the Current TRM Note as of the date hereof is $0.

     2.2 Cancellation. TRM-USA and TRM agree that, as of the effective date hereof, all commitments of U. S. Bank of Idaho pursuant to the Current TRM-USA Documents and of United States National Bank of Oregon pursuant to the Current TRM Documents shall be automatically terminated and no further loans will be made by either Lender or U. S. Bank of Idaho under the Current TRM-USA Documents or the Current TRM Documents.


                                   ARTICLE III
                                 REVOLVING LOANS

     3.1 Maximum Amount. Subject to the terms and conditions of this Agreement, the Notes and other Loan Documents, Lender agrees to make loans to TRM-USA and FPC on a revolving credit basis (each a "Revolving Advance" and collectively, "Revolving Loans"); provided, however, that (a) the aggregate principal amount of outstanding Revolving Loans shall at no time exceed $30,000,000; (b) the aggregate principal amount of outstanding Revolving Loans made to TRM-USA ("TRM-USA Loans") shall at no time exceed the Maximum TRM-USA Amount; and (c) the aggregate principal amount of outstanding Revolving Loans made to FPC ("FPC Loans") shall at no time exceed the Maximum FPC Amount.

     3.2 Use of Proceeds. Borrower shall use the proceeds of the Revolving Loans for its short-term working capital needs.

     3.3 Notes.

          3.3.1 The TRM-USA Loans shall be evidenced by a promissory note executed by TRM-USA in the principal amount of $30,000,000 substantially in the form attached as Exhibit A ("TRM-USA Note").

          3.3.2 The FPC Loans shall be evidenced by a promissory note executed by FPC in the principal amount of $2,000,000, substantially in the form attached hereto as Exhibit B ("FPC Note").

     3.4 Interest. Interest on the unpaid principal balance of the Notes shall be due and payable at the times and at the rates set forth in the applicable Note.

     3.5 Principal Payments. The principal balance of the Notes shall be due and payable on April 1, 2000.


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     3.6 Additional Payments. In addition to the payments otherwise required on the Notes, if at any time the outstanding principal balance of the TRM-USA Note exceeds the Maximum TRM-USA Amount or the outstanding principal balance of the FPC Note exceeds the Maximum FPC Amount, Borrower shall pay to Lender on demand an amount equal to the amount by which such principal balance exceeds the Maximum TRM-USA Amount or Maximum FPC Amount, as applicable.

     3.7 Requests for Revolving Advances. Whenever either Borrower wishes to request a Revolving Advance, such Borrower shall give Lender notice thereof in accordance with the provisions of the applicable Note.

     3.8 Loan Fee. Borrowers shall pay to Lender a fee in the amount of $35,000 for the Revolving Loans for the time period from the effective date hereof through April 1, 2000.

     3.9 Representation and Warranty of Credit Availability. Each request by either Borrower for a Revolving Advance shall be deemed to be its representation and warranty that (a) such Revolving Advance may be made without exceeding the applicable maximum amount determined in accordance with the provisions of this Agreement; (b) no Default has occurred, or will occur as a result of making such Revolving Advance; and (c) all representations and warranties set forth in this Agreement are true, accurate and complete as of the date of such request.


                                   ARTICLE IV
                          GUARANTY AND NEGATIVE PLEDGE

     4.1 Guaranty. All present and future obligations of Borrower to Lender shall be guaranteed by Guarantor. Concurrently with execution of this Agreement, Guarantor shall execute and deliver a guaranty to Lender.

     4.2 Negative Pledge.

          4.2.1 Without the prior written consent of Lender, no Loan Party shall grant, create, assume or permit to exist any pledge, assignment for security purposes, encumbrance, mortgage, hypothecation, or any other security interest (including without limitation, any conditional sale or other title retention agreement and any financing or capital lease having substantially the same economic effect as any of the foregoing) in all or any portion of any real or personal property now owned or hereafter acquired by such Loan Party (collectively, "Property").


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
                                    ARTICLE V
                              CONDITIONS PRECEDENT

     5.1 Initial Conditions Precedent. The effectiveness of this Agreement is subject to satisfaction of each of the following conditions precedent concurrently with or prior to execution of this Agreement:

          5.1.1 Lender shall have received executed originals of this Agreement, the Notes, the Guaranty, and each other Loan Document required by Lender.

          5.1.2 Lender shall have received all documents and information Lender may request relating to the authority for and validity of this Agreement and the other Loan Documents, and to any other related matters, each in form and substance satisfactory to Lender.

          5.1.3 Lender shall have received the fee required by Section 3.8.

          5.1.4 Borrowers shall have irrevocably repaid all amounts owed to Lender and U.S. Bank of Idaho under the Current TRM-USA Note and the Current TRM Note (which repayment may be made with the proceeds of a Revolving Advance).

          5.1.5 Lender shall have received such additional documents and information and each Loan Party shall have satisfied such additional requirements as Lender reasonably requires.

     5.2 Conditions Precedent to each Revolving Advance. Lender's Agreement to make any Revolving Advance is subject to satisfaction of the following conditions on the date any loan is made.

          5.2.1 No default shall have occurred or will occur as a result of the making of the Revolving Advance.

          5.2.2 The representations and warranties in this Agreement shall be true and correct as of such date.


                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

     Each Loan Party hereby represents and warrants:

     6.1 Existence and Power. It is a duly organized and validly existing corporation, is duly qualified and in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification, and has full power, authority and legal right to carry on its business as presently conducted, to own and operate its properties and assets, and to execute, deliver and perform the Loan Documents and all other documents to be executed and delivered by it.


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
     6.2 Authorization. Its execution, delivery and performance of the Loan Documents and all documents to be executed, delivered or performed by it and any borrowing in connection therewith have been duly authorized by all necessary corporate action, do not contravene any law, regulation, rule or order binding on it or its articles of incorporation, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected.

     6.3 Litigation. There are no actions, proceedings, investigations, or claims pending against it, or to its knowledge, threatened against or affecting it, before any court or arbitrator or any governmental body or agency which would be likely to result in a judgment or order against it (in excess of insurance coverage) for more than $500,000 individually or in the aggregate.

     6.4 Financial Condition. Its most recent balance sheet and related statements of income, retained earnings and changes in financial position heretofore delivered to Lender fairly present as of the date thereof its financial condition for the period then ended, all in accordance with GAAP. Since that date there have been no material adverse changes in its financial condition or operations, except as disclosed to Lender in writing.

     6.5 Taxes. It has filed all tax returns and reports required of it, and has paid all taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it.

     6.6 Other Agreements. It is not in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets, which such breach or default would have a material adverse effect on its financial condition or operations.

     6.7 Good Title and Validity. It is the true and lawful owner of and has good title to all real and personal property which it now owns and it will have good title to all such property acquired hereafter, free of any security interests, liens or encumbrances.

     6.8 Compliance with Laws. It is in compliance with all applicable federal, state, regional and local laws, regulations and ordinances, including without limitation all environmental permits, Environmental Laws and Access Laws.

     6.9 ERISA and FLSA Compliance. Any employee pension benefit plan ("Plan") maintained for its employees which is subject to the Employment Retirement Income Security Act of 1974 and any regulations issued thereto complies in all material respects with ERISA and any other applicable laws and (a) such Plan has not incurred any material accumulated "funding deficiency" and (b) with respect to such Plan, no "reportable event" nor "prohibited transaction" has occurred. It is in full compliance with the Fair Labor Standards Act.

     6.10 No Material Misstatements. No report, financial statement, representation or other information furnished by it to Lender contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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
     6.11 Enforceability. This Agreement constitutes, and each other Loan Document to which it is a party when executed and delivered to Lender will constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms.


                                   ARTICLE VII
                       FINANCIAL COVENANTS AND INFORMATION

     7.1 Financial Covenants. Until payment and performance in full of all obligations of each Loan Party under the Loan Documents and termination of Lender's commitment to make Revolving Advances to Borrowers, each Loan Party agrees that:

          7.1.1 Debt to Worth Ratio. TRM and its subsidiaries (the "TRM Companies") shall maintain, on a consolidated basis, a debt to Tangible Net Worth ratio not to exceed 1.0 to 1.0.

          7.1.2 Current Ratio. The TRM Companies shall maintain, on a consolidated basis, a ratio of current assets to current liabilities of at least
1.50 to 1.0. As used herein "current assets" means the total assets of the TRM Companies that may property be classified as current assets in accordance with GAAP, but excluding all loans to and notes and receivables from officers, employees, directors and shareholders of the TRM Companies.

          7.1.3 Minimum Tangible Net Worth. The TRM Companies shall maintain, on a consolidated basis, a minimum Tangible Net Worth of not less than $35,000,000.

     7.2 Financial Information.

          7.2.1 As soon as available and in any event within 90 days after the end of each of its fiscal years, Guarantor shall deliver to Lender the TRM Companies' consolidated audited balance sheet as at the end of such fiscal year; related statements of income, retained earnings and changes in financial position for such year; and report, if any to management by the accountant who prepared the financial statements, in each case certified by a certified public accountant acceptable to Lender. No document or report shall contain a disclaimer of opinion or adverse opinion except such as Lender in its sole discretion may determine to be immaterial.

          7.2.2 As soon as available and in any event within 45 days after the end of each of its fiscal quarters, Guarantor shall deliver to Lender the TRM Companies' internally prepared consolidated balance sheet and related statements of income, retained earnings and changes in financial position as at the end of such quarter, and for the fiscal year to date.

          7.2.3 Promptly after filing, Guarantor shall deliver to Lender a complete copy of each 10-K, 10-Q and each other document filed by any of the TRM Companies with the Securities and Exchange Commission.

          7.2.4 From time to time, each Loan Party shall provide to Lender such information as Lender may reasonably request concerning the financial condition and business affairs of such Loan Party.


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
                                  ARTICLE VIII
                              AFFIRMATIVE COVENANTS

     Until payment and performance in full of all obligations of each Loan Party under the Loan Documents and termination of Lender's commitment to make Revolving Advances to Borrowers, each Loan Parry agrees that:

     8.1. Inspection Rights. At any reasonable time, and from time to time, it will permit Lender to examine and make copies of and abstracts from its records and books of account, to visit its properties and to discuss its affairs, finances and accounts with any of its officers or representatives.

     8.2 Keeping of Books and Records. It will keep adequate records and books of account in which complete entries will be made reflecting all material financial transactions, and except as otherwise specifically provided herein, will prepare all financial statements, computations and information required hereunder in accordance with GAAP.

     8.3 Other Obligations. It will pay and discharge before the same shall become delinquent all indebtedness, taxes and other obligations for which it is liable or to which its income or property is subject and all claims for labor and materials or supplies which, if unpaid, might become by law a lien upon its assets, unless it is contesting the indebtedness, taxes, or other obligations in good faith and provision has been made to the reasonable satisfaction of Lender for the payment thereof in the event any such contest is determined adversely to it.

     8.4 Insurance. It will provide, maintain and deliver to Lender policies of insurance upon its properties and operations, carried with companies acceptable to Lender, in such form and amounts and covering such risks as Lender may require, with loss payable to Lender.

     8.5 ERISA Compliance. It will cause each Plan to comply in all material respects with ERISA and any other applicable laws, will promptly make all contributions necessary to meet the minimum funding standards set forth in ERISA and will promptly notify Lender of the occurrence of any "reportable event" (as defined in ERISA) or any other event which might constitute grounds for termination of any ERISA Plan. It will not terminate any ERISA Plan nor permit to exist any "termination event" (as defined in ERISA).

     8.6 Compliance with Laws. It shall comply in all material respects with all federal, state, regional and local laws, regulations and ordinances (including but not limited to all Environmental Laws, Access Laws and the Fair Labor Standards Act) and promptly provide written notice to Lender of the receipt of any notice of violation thereof from any governmental authority which violation, alone or together with any other such violations, could reasonably be expected to have a material adverse effect on its business, assets, operations or condition, financial or otherwise.

     8.7 Notification. Promptly after learning thereof, it will notify Lender in writing of:


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
          8.7.1 The occurrence of any Default, and if such Default is then continuing, a certificate of its chief financial officer or other authorized officer setting forth the details thereof and the action which it is taking or proposes to take with respect thereto.

          8.7.2 The occurrence of any release of any Hazardous Substances onto or affecting any of its property or any adjacent property, any Collateral, or any other environmental problem or liability with respect to any such property; and

          8.7.3 The details of any claim, lien, litigation, administration proceeding or judgment involving $500,000 or more individually or in the aggregate threatened, instituted or completed against any Loan Party, or any assets of any Loan Party, including but not limited to any and all enforcement, cleanup, removal or other Governmental or regulatory proceedings pursuant to anv Environmental Laws.


                                   ARTICLE IX
                               NEGATIVE COVENANTS

     Until payment and performance in full of all obligations of each Loan Party under the Loan Documents, and termination of Lender's commitment to make Revolving Advances to Borrowers, each Loan Party agrees that except with the written consent of Lender:

     9.1 Liquidation, Merger. It shall not liquidate, dissolve or enter into any merger, consolidation or other combination.

     9.2 Sale of Assets. It shall not sell, lease or dispose of any portion of its business or assets except in the ordinary course of business.

     9.3 Guaranties, Etc. It shall not assume, guarantee, endorse or otherwise become directly or contingently liable for, nor obligated to purchase, pay or provide funds for payment of, any obligation or indebtedness of any other Person.

     9.4 Loans and Investments. It shall not make or contract to make any loan to any Person or purchase or otherwise acquire the capital stock, or any interest in, any Person.

     9.5 Type of Business. It shall not make any material change in the character of its business.

     9.6 Structure. It shall not make any material change in its corporate structure.


                                    ARTICLE X
                                     DEFAULT

     10.1 Events of Default. The occurrence of any of the following shall constitute an Event of Default under this Agreement, each Note and each of the other Loan Documents:


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          10.1.1 Any default in the payment of anv portion of any principal, interest, fees or any other amount when due under this Agreement, any Note or any other Loan Document.

          10.1.2 Any other default in the performance of or compliance with any term of this Agreement, anv other Loan Document, or any other agreement between Lender and any Loan Party.

          10.1.3 Any indebtedness of any Loan Party under any note, indenture, agreement, undertaking or obligation of any kind to any Person, including Lender, becomes due by acceleration or otherwise and is not paid.

          10.1.4 Any Guaranty shall cease to be, or shall be asserted by any Person not to be, in full force and effect.

          10.1.5 Any warranty, representation, statement, or information made or furnished to Lender by or on behalf of any Loan Party proves to have been false or misleading in any material respect when made or furnished or when deemed made or furnished or becomes false or misleading at any time thereafter.

          10.1.6 The commencement of any proceeding under any bankruptcy or insolvency laws by or against, appointment of a receiver for any part of the property of, assignment for the benefit of creditors of, insolvency or business failure of, or any attachment, seizure or levy on any property of, any Loan Party.

          10.1.7 The dissolution or liquidation of any Loan Party or any Loan Party takes any action to authorize dissolution or liquidation.

          10.1.8 The interruption or cessation of a material portion of anv Loan Party's ordinary business operations.

          10.1.9 Any judgment, writ of attachment or similar process in an amount in excess of $500,000 individually or in the aggregate is entered or filed against any Loan Party or any property of any Loan Party and remains unpaid, unvacated, unbonded or unstayed for a period of 30 days or more.

          10.1.10 The failure of any Loan Party to provide Lender with financial information promptly when requested.

          10.1.11 Any material adverse change, as determined solely by Lender, in the financial condition or management of any Loan Party, or Lender reasonably deems itself insecure with respect to the payment or performance of the obligations of any Loan Party to Lender.

     10.2 Consequences of Default; Lender's Rights and Remedies. Time is of the essence of this Agreement.

          10.2.1 Upon the occurrence of any Event of Default and at any time thereafter Lender may, at its sole option, do any one or more of the following:

          (a) Without notice to any Loan Party, declare the entire outstanding balance of principal and interest on the Notes and other Loan Documents immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest or other requirements of any kind, all of which are expressly waived by each Loan Party; and

          (b) Exercise any and all other rights and remedies provided in the Loan Documents and in any related agreements and documents. and as otherwise provided by law.

          10.2.2 Notwithstanding any right to cure events of default provided in any Note or any of the other Loan Documents, each Loan Party agrees that such Loan Party shall have only such cure rights as may be set forth herein.


                                   ARTICLE XI
                                   ARBITRATION

     11.1 Arbitration of Claims. Either Lender or any Loan Party may require that all disputes, claims, counterclaims, and defenses, including those based on or arising from any alleged tort ("Claims") relating in any way to this Agreement, any loan, any of the Loan Documents, or any transaction of which this Agreement is a part (each a "Credit"), be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Title 9 of the U.S. Code. All Claims will be subject to the statutes of limitation applicable if they were litigated. This provision is void if the Credit, at the time of the proposed submission to arbitration, is secured by real property located outside of Oregon or Washington, or if the effect of the arbitration procedure (as opposed to any Claims of any Loan Party) would be to materially impair Lender's ability to realize on anv Collateral securing the Credit.

     11.2 Arbitrators. If arbitration occurs and each party's Claim is less than $100,000, one neutral arbitrator will decide all issues; if any party's Claim is $100,000 or more three neutral arbitrators will decide all issues. All arbitrators will be active Oregon State Bar members in good standing. All arbitration hearings will be held in Portland, Oregon. In addition to all other powers, the arbitrator(s) shall have the exclusive right to determine all issues of arbitrability. Judgment on any arbitration award may be entered in any court with jurisdiction.

     11.3 Other Remedies. If any party institutes any judicial proceeding relating to any Credit, such action shall not be a waiver of the right to submit any Claim to arbitration. In addition, each has the right before, during, and after any arbitration to exercise any number of the following remedies, in any order or concurrently: (a) setoff, (b) self-help repossession; (c) judicial or non-judicial foreclosure against real or personal property collateral; (d) provisional remedies, including injunction, appointment of receiver, attachment, claim and delivery and replevin.

     11.4 Governing Provision. Each Loan Party agrees that, notwithstanding any contrary provision of any Note or any of the other Loan Documents, the provisions of this Article shall govern the arbitration of all matters described herein.


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                                   ARTICLE XII
                                  MISCELLANEOUS

     12.1 No Waiver by Lender. No failure or delay of Lender in exercising any right, power or remedy under this Agreement or any Loan Document shall operate as a waiver of such right, power or remedy of Lender or of any other night. A waiver of any provision of any Loan Document shall not constitute a waiver of or prejudice Lender's right otherwise to demand strict compliance with that provision or any other provision. Any waiver, permit, consent or approval of any kind or character on the part of Lender must be in writing and shall be effective only to the extent specifically set forth in such writing.

     12.2 Costs and Fees. Without limiting any other provisions of this Agreement, Borrower hereby agrees to pay Lender on demand an amount equal to all costs and expenses incurred by Lender in connection with the negotiation, preparation, execution, administration and enforcement of the Loan Documents, including without limitation all recording costs, filing fees, costs of appraisals, collateral audits, costs of perfecting, maintaining and defending Lender's security interest in any collateral and fees of in-house and outside counsel.

     12.3 Notices. Except as otherwise specifically set forth in any Loan Document, all notices, requests and demands hereunder shall be in writing, and shall be deemed to have been given when hand-delivered, when deposited in the mail as first class, registered or certified mail postage prepaid, or when sent by telecopier, addressed as set forth below; provided, however, that any request for a Revolving Advance shall not be effective until received by Lender. Any party may at any time change its address for notices by giving notice of such change to the other parties.

         If to any Loan Party:             If to Lender:
         TRM Copy Centers Corporation      United States National Bank of Oregon
         5208 NE 122nd Avenue              Oregon Corporate Banking
         Portland, OR  97203-1074          111 SW 5th Avenue (T-4)
                                           Portland, OR  97204

     12.4 Collection Costs and Attorney Fees. Whether or not litigation or arbitration is commenced, each Loan Party promises to pay all costs of collecting any amounts which may become due to Lender under any of the Loan Documents. Without limiting the foregoing, if litigation or arbitration is commenced to enforce or construe any term of any of the Loan Documents, the prevailing party shall be entitled to recover from the other parry all costs thereof, including but not limited to such sums as the court or arbitrator(s) may adjudge reasonable as attorney fees at trial, in any appellate proceeding, proceeding under the bankruptcy code or receivership and post-judgment attorney fees incurred in enforcing any judgment.

     12.5 Integration; Conflicting Terms. This Agreement together with the other Loan Documents comprises the entire agreement of the parties on the subject matter hereof and supersedes and replaces all prior agreements, oral and written, on such subject matter. If any term of any of the other Loan Documents expressly conflicts with the provisions of this Agreement, the


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
provisions of this Agreement shall control; provided, however, that the inclusion of supplemental rights and remedies of Lender in any of the other Loan Documents shall not be deemed a conflict with this Agreement.

     12.6 Assignment and Participation. Lender may from time to time assign or sell participating interests in all or any part of its interest in this Agreement, the Notes and the other Loan Documents.

     12.7 Successors and Assigns. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Borrowers may not assign or transfer any of their rights or obligations under any Loan Document without the prior written consent of Lender.

     12.8 Partial Invalidity. If any provision of this Agreement or any of the Loan Documents is held invalid under any applicable laws, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision.

     12.9 Governing Law. Except to the extent that Lender has greater rights and remedies under federal law, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Oregon without regard to conflicts of law principles.

     12.10 Additional Acts. Upon request by Lender, each Loan Party will from time to time provide such information, execute such documents and do such acts as may reasonably be required by Lender in connection with any indebtedness or obligations of any of them to Lender.

     12.11 Documents Satisfactory to Lender. All information, documents and instruments required to be executed or delivered to Lender shall be in form and substance satisfactory to Lender.

     12.12 Exhibits. All Exhibits referred to herein are attached hereto and hereby incorporated by reference as if fully set forth herein.

     12.13 Recitals. The Recitals are hereby incorporated by reference as if fully set forth herein.

     12.14 Computations. All interest rates and fees referred to herein shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed.

     12.15 References.

          12.15.1 References to any Loan Document shall mean such Loan Document as amended, modified, supplemented or extended from time to time and any number of substitutions, renewals and replacements thereof or therefor.

          12.15.2 References to governmental laws, statutes, ordinances, rules and regulations shall be construed as including all amendments, consolidations and replacements thereof or therefor.

     12.16 Counterparts. This Agreement may be executed in any number of counterparts. Each signed counterpart shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     12.17 Disclosure.

          Under Oregon law, most agreements promises and commitments made by lenders after October 3, 1989, concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower's residence must be in writing, express consideration and be signed by the lender to be enforceable.

          Each Loan Party acknowledges receipt of a copy of this Agreement


TRM COPY CENTERS (USA                  FPC BELGIUM LIMITED
CORPORATION


By: Michael Simon                      By: Michael Simon
    --------------------------             --------------------------

Title: Pres & CEO                      Title: Pres & CEO
       -----------------------                -----------------------


TRM COPY CENTERS CORPORATION           UNITED STATES NATIONAL BANK
                                          OF OREGON

By: Michael Simon                      By:
    --------------------------             --------------------------

Title: Pres & CEO                      Title:
       -----------------------                -----------------------

                            ALTERNATIVE RATE OPTIONS
                                 PROMISSORY NOTE
                               (PRIME RATE, LIBOR)


$30,000,000                                           Dated as of March 31, 1997

TRM COPY CENTERS (USA) CORPORATION                                  ("Borrower")

UNITED STATES NATIONAL BANK OF OREGON                                 ("Lender")


1. PROMISE TO PAY. For value received Borrower promises to pay to Lender or order at PL-7, Oregon Commercial Loan Servicing, 555 S.W. Oak Street, Portland, OR 97204, the principal sum of $30,000,000 or so much thereof as may be outstanding from time to time, with interest thereon as provided herein.

2. MAXIMUM PRINCIPAL BALANCE. This note is given to evidence Borrower's obligation to repay all sums which Lender may from time to time advance to Borrower ("Advances") under a revolving line of credit. The unpaid principal balance of all Advances outstanding under this note ("Principal Balance") at any one time shall not exceed $30,000,000 minus the then outstanding principal balance of the FPC Note. However, subject to the terms and conditions of the Loan Agreement and this note, Advances may be borrowed, repaid and reborrowed and the aggregate Advances loaned hereunder may exceed such maximum amount.

3. LOAN AGREEMENT. This note is the TRM-USA Note referred to in the Loan Agreement between Borrower, FPC Belgium Limited, TRM Copy Centers Corporation, and Lender dated as of March 31, 1997 (together with any amendments, modifications, supplements, extensions, renewals, substitutions or replacements thereof or therefor, the "Loan Agreement") and is subject to all terms and conditions of and entitled to the benefits of the Loan Agreement. Capitalized terms used herein without definition shall have the meanings given to such terms in the Loan Agreement.

4. INTEREST RATE. The interest rate on the Principal Balance outstanding may vary from time to time pursuant to the provisions of this note. Subject to the provisions of this note, Borrower shall have the option from time to time of choosing to pay interest at the rate or rates and for the applicable periods of time based on the rate options provided herein; provided, however, that once Borrower notifies Lender of the rate option chosen in accordance with the provisions of this note, such notice shall be irrevocable. The rate options are the Prime Borrowing Rate and the LIBOR Borrowing Rate, each as defined herein.

          (a) Definitions. The following terms shall have the following meanings:

          "Business Day" means any day other than a Saturday, Sunday, or other day that commercial banks in Portland, Oregon or New York City are authorized or required by law to close; provided, however that when used in connection with a LIBOR Rate, LIBOR Amount or LIBOR Interest Period such term shall also exclude any day on which dealings in U.S. dollar deposits are not carried on in the London interbank market.

          "LIBOR Amount" means each principal amount for which Borrower chooses to have the LIBOR Borrowing Rate apply for any specified LIBOR Interest Period.

          "LIBOR Interest Period" means as to any LIBOR Amount, a period of seven days or one, two, three or six months commencing on the date the LIBOR Borrowing Rate becomes applicable thereto; provided, however, that: (i) the first day of each LIBOR Interest Period must be a Business Day; (ii) no LIBOR Interest Period shall be selected which would extend beyond April 1, 2000; (iii) no LIBOR Interest Period shall extend beyond the date of any principal payment required under Section 6 of this note, unless the sum of the Prime Rate Amount, plus LIBOR Amounts with LIBOR Interest Periods ending on or before the scheduled date of such principal payment, plus principal amounts remaining unborrowed under a line of credit, equals or exceeds the amount of such principal payment;
(iv) any LIBOR Interest Period which would otherwise expire on a day which is not a Business Day, shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such LIBOR Interest Period into another calendar month, in which event the LIBOR Interest Period shall end on the immediately preceding Business Day; and (v) any LIBOR Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall end on the last Business Day of a calendar month.

          "LIBOR Rate" means, for any LIBOR Interest Period, the rate per annum (computed on the basis of a 360-day year and the actual number of days elapsed and rounded upward to the nearest 1/16 of 1%) quoted by Lender as its LIBOR Rate, based on Lender's determination, on the basis of such factors as Lender deems relevant, of the rate of interest at which U.S. dollar deposits would be offered to Lender in the London interbank market at approximately 11 a.m. London time on the date which is two Business Days prior to the first day of such LIBOR Interest Period for delivery on the first day of such LIBOR Interest Period for the number of months therein; provided, however, that the LIBOR Rate shall be adjusted to take into account the maximum reserves required to be maintained for Eurocurrency liabilities by banks during each such LIBOR Interest Period as specified in Regulation D of the Board of Governors of the Federal Reserve System or any successor regulation.

          "Prime Rate" means the rate of interest which Lender from time to time establishes as its prime rate and is not, for example, the lowest rate of interest which Lender collects from any borrower or class of borrowers. When the Prime Rate is applicable under Section 4(b) or 8, the interest rate hereunder shall be adjusted without notice effective on the day the Prime Rate changes, but in no event shall the rate of interest be higher than allowed by law.

          "Prime Rate Amount" means any portion of the Principal Balance bearing interest at the Prime Borrowing Rate.

     (b) The Prime Borrowing Rate.

          (i) The Prime Borrowing Rate is a per annum rate equal to the Prime Rate.

          (ii) Whenever Borrower desires to use the Prime Borrowing Rate option, Borrower shall give Lender notice orally or in writing in accordance with
Section 11 of this note, which notice shall specify the requested effective date (which must be a Business Day) and principal amount of the Advance or increase in the Prime Rate Amount, and whether Borrower is requesting a new Advance or conversion of a LIBOR Amount to the Prime Borrowing Rate.

          (iii) Subject to Section 8 of this note, interest shall accrue on the unpaid Principal Balance at the Prime Borrowing Rate unless and except to the extent that the LIBOR Borrowing Rate is in effect.

     (c) The LIBOR Borrowing Rate.

          (i) The LIBOR Borrowing Rate is the LIBOR Rate plus 1.20% per annum.

          (ii) Borrower may obtain LIBOR Borrowing Rate quotes from Lender between 8:00 a.m. and 10:00 a.m. (Portland, Oregon time) on any Business Day. Borrower may request an Advance, conversion of any portion of the Prime Rate Amount to a LIBOR Amount or a new LIBOR Interest Period for an existing LIBOR Amount, at such rate only by giving Lender notice in accordance with Section 4(c)(iii) before 10:00 a.m. (Portland, Oregon time) on such day.

          (iii) Whether Borrower desires to use the LIBOR Borrowing Rate option, Borrower shall give Lender irrevocable notice (either in writing or orally and promptly confirmed in writing) between 8:00 a.m. and 10:00 a.m. (Portland, Oregon time) two (2) Business Days prior to the desired effective date of such rate. Any oral notice shall be given by, and any written notice or confirmation of an oral notice shall be signed by, the person(s) authorized in Section 11 of this note, and shall specify the requested effective date of the rate, LIBOR Interest Period and LIBOR Amount, and whether Borrower is requesting a ne Advance at the LIBOR Borrowing Rate, conversion of all or any portion of the Prime Rate Amount to a LIBOR Amount, or a new LIBOR Interest Period for an outstanding LIBOR Amount. Notwithstanding any other term of this note, Borrower may elect the LIBOR Borrowing Rate in the minimum principal amount of $500,000 and in multiples of $100,000 above such amount.

          (iv) If at any time the LIBOR Rate is unascertainable or unavailable to Lender or if LIBOR Rate loans become unlawful, the option to select the LIBOR Borrowing Rate shall terminate immediately. If the LIBOR Borrowing Rate is then in effect, (A) it shall terminate automatically with respect to all LIBOR Amounts (i) on the last day of each then applicable LIBOR Interest Period, if Lender may lawfully continue to maintain such loans, or (ii) immediately if Lender may not lawfully continue to maintain such loans through such day, and
(B) subject to Section 8, the Prime Borrowing Rate automatically shall become effective as to such amounts upon such termination.

          (v) If at any time after the date hereof (A) any revision in or adoption of any applicable law, rule, or regulation or in the interpretation or administration thereof (i) shall subject Lender or its Eurodollar lending office to any tax, duty, or other charge, or change the basis of taxation of payments to Lender with respect to any loans bearing interest based on the LIBOR Rate, or
(ii) shall impose or modify any reserve, insurance, special deposit, or similar requirements against assets of, deposits with or for the account of, or credit extended by Lender or its Eurodollar lending office, or impose on Lender or its Eurodollar lending office any other condition affecting any such loans, and (B) the result of any of the foregoing is (i) to increase the cost to Lender of making or maintaining any such loans or (ii) to reduce the amount of any sum receivable under this note by Lender or its Eurodollar lending office, Borrower shall pay Lender within 15 days after demand by Lender such additional amount as will compensate Lender for such increased cost or reduction. The determination hereunder by Lender of such additional amount shall be conclusive in the absence of manifest error. If Lender demands compensation under this Section 4(c)(v), Borrower may upon three (3) Business Days' notice to Lender pay the accrued interest on all LIBOR Amounts, together with any additional amounts payable under Section 4(c)(vi). Subject to Section 8, upon Borrower's paying such accrued interest and additional costs, the Prime Borrowing Rate immediately shall be effective with respect to the unpaid principal balance of such LIBOR Amounts.

          (vi) Borrower shall pay to Lender, on demand, such amount as Lender reasonably determines (determined as though 100% of the applicable LIBOR Amount had been funded in the London interbank market) is necessary to compensate Lender for any direct or indirect losses, expenses, liabilities, costs, expenses or reductions in yield to Lender, whether incurred in connection with liquidation or reemployment of funds or otherwise, incurred or sustained by Lender as a result of: (A) any payment or prepayment of a LIBOR Amount, termination of the LIBOR Borrowing Rate or conversion of a LIBOR Amount to the Prime Borrowing Rate on a day other than the last day of the applicable LIBOR Interest Period (including as a result of acceleration or a notice pursuant to Section 4(c)(v)); or (B) any failure of Borrower to borrow, continue or prepay any LIBOR Amount or to convert any portion of the Prime Rate Amount to a LIBOR Amount after Borrower has given a notice thereof to Lender.

          (vii) If Borrower chooses the LIBOR Borrowing Rate, Borrower shall pay interest based on such rate, plus any other applicable taxes or charges hereunder, even though Lender may have obtained the funds loaned to Borrower from sources other than the London interbank market. Lender's determination of the LIBOR Borrowing Rate and any such taxes or charges shall be conclusive in the absence of manifest error.

          (viii) Notwithstanding any other term of this note, Borrower may not select the LIBOR Borrowing Rate if an Event of Default hereunder has occurred and is continuing.

5. COMPUTATION OF INTEREST. All interest will be computed at the applicable rate based on a 360-day year and applied to the actual number of days elapsed. However, interest accruing under the Prime Borrowing Rate Index Option shall be computed on the basis of a year of 365 days for the actual days elapsed.

6. PAYMENT SCHEDULE.

(a) Principal. Principal shall be paid on April 1, 2000.

(b) Interest. Interest shall be paid on the first day of April, 1997 and on the same day of each month thereafter prior to maturity and at maturity.

7. PREPAYMENT.

     (a) Prepayments of all or any part of the Prime Rate Amount may be made at any time without penalty.

     (b) Except as otherwise specifically set forth herein, Borrower may not prepay all or any part of any LIBOR Amount or terminate any LIBOR Borrowing Rate, except on the last day of the applicable LIBOR Interest Period.

     (c) Principal prepayments will not postpone the date of or change the amount of any regularly scheduled payment. At the time of any principal prepayment, all accrued interest, fees, costs and expenses shall also be paid.

8. DEFAULT. Any Event of Default described in the Loan Agreement shall be an Event of Default hereunder. Upon the occurrence of an Event of Default, Lender may declare the entire unpaid Principal Balance on this note and all accrued unpaid interest immediately due and payable, without notice. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this note to a rate equal to the Prime Borrowing Rate plus 5%. The interest rate will not exceed the maximum rate permitted by applicable law. In addition, if any payment of principal or interest is 19 or more days past due, Borrower will be charged a late charge of 5% of the delinquent payment.

9. EVIDENCE OF PRINCIPAL BALANCE; PAYMENT ON DEMAND. Holder's records shall, at any time, be conclusive evidence of the unpaid Principal Balance and interest owing on this note. Notwithstanding any other provisions of this note, if the unpaid Principal Balance of this note, at any time, exceeds $30,000,000 minus the then outstanding principal balance of the FPC Note, Borrower shall immediately pay to Lender the amount of such excess.

10. RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this note against any and all of such accounts.

11. REQUESTS FOR ADVANCES.

(a) Any Advance may be made or interest rate option selected upon the request of Borrower (if an individual), any of the undersigned (if Borrower consists of more than one individual), any person or persons authorized in subsection (b) of this Section 11, and any person or persons otherwise authorized to execute and deliver promissory notes to Lender on behalf of Borrower.

(b) Borrower hereby authorizes any 1 of the following individuals to request Advances and to select interest rate options:
Robert A. Bruce, Vice President and Chief Financial Officer
--------------------------------------------------------------------------------
Linda A. Haas, Corporate Controller
--------------------------------------------------------------------------------
Rosemary H. Evans, Treasurer
--------------------------------------------------------------------------------
unless Lender is otherwise instructed in writing.

(c) All Advances shall be disbursed by deposit directly to Borrower's account number 240-0306698 at main branch of Lender, or by cashier's check issued to Borrower.

(d) Borrower agrees that Lender shall have no obligation to verify the identity of any person making any request pursuant to this Section 11 and Borrower assumes all risks of the validity and authorization of such requests. In consideration of Lender agreeing, at its sole discretion, to make Advances upon such requests, Borrower promises to pay holder, in accordance with the provisions of this note, the Principal Balance together with interest thereon and other sums due hereunder, although any Advances may have been requested by a person or persons not authorized to do so.

12. NOTICES. Any notice hereunder may be given as set forth in Section 12.3 of the Loan Agreement.

13. ATTORNEY FEES. Whether or not litigation or arbitration is commenced, Borrower promises to pay all costs of collecting overdue amounts. Without limiting the foregoing, in the event that holder consults an attorney regarding the enforcement of any of its rights under this note or any document securing the same, or if this note is placed in the hands of an attorney for collection or if suit or litigation is brought to enforce this note or any document securing the same, Borrower promises to pay all costs thereof including such additional sums as the court or arbitrator(s) may adjudge reasonable as attorney fees, including without limitation, costs and attorney fees incurred in any appellate court, in any proceeding under the bankruptcy code, or in any receivership and post-judgment attorney fees incurred in enforcing any judgment.

14. WAIVERS; CONSENT. Each party hereto, whether maker, co-maker, guarantor or otherwise, waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest and waives all defenses based on suretyship or impairment of collateral. Without notice to Borrower and without diminishing or affecting Lender's rights or Borrower's obligations hereunder, Lender may deal in any manner with any person who at any time is liable for, or provides any real or personal property collateral for, any indebtedness of Borrower to

Lender, including the indebtedness evidenced by this note. Without limiting the foregoing, Lender may, in its sole discretion: (a) make secured or unsecured loans to Borrower and agree to any number of waivers, modifications, extensions and renewals of any length of such loans, including the loan evidenced by this note; (b) impair, release (with or without substitution of new collateral), fail to perfect a security interest in, fail to preserve the value of, fail to dispose of in accordance with applicable law, any collateral provided by any person; (c) sue, fail to sue, agree not to sue, release, and settle or compromise with, any person.

15. ARBITRATION. Either Lender or Borrower may require that all disputes, claims, counterclaims and defenses, including those based on or arising from any alleged tort, relating in any way to this note or any transaction of which this note is a part, be settled by binding arbitration in accordance with the provisions of Section 11.1 of the Loan Agreement.

16. GOVERNING LAW.

This note stall be governed by and construed and enforced in accordance with the laws of the State of Oregon without regard to conflicts of law principles; provided, however, that to the extent that Lender has greater rights or remedies under Federal law, this provision shall not be deemed to deprive Lender of such rights and remedies as may be available under Federal law.

17. DISCLOSURE.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDERS AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

BORROWER HEREBY ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS DOCUMENT.

TRM COPY CENTERS (USA) CORPORATION



MICHAEL SIMON                 Pres & CEO
----------------------------------------
By                            Title


----------------------------------------
By                            Title

                            ALTERNATIVE RATE OPTIONS
                                 PROMISSORY NOTE
                               (PRIME RATE, LIBOR)


$2,000,000                                            Dated as of March 31, 1997

FPC BELGIUM LIMITED                                                 ("Borrower")

UNITED STATES NATIONAL BANK OF OREGON                                 ("Lender")


1. PROMISE TO PAY. For value received Borrower promises to pay to Lender or order at PL-7, Oregon Commercial Loan Servicing, 555 S.W. Oak Street, Portland, OR 97204, the principal sum of $2,000,000 or so much thereof as may be outstanding from time to time, with interest thereon as provided herein.

2. MAXIMUM PRINCIPAL BALANCE. This note is given to evidence Borrower's obligation to repay all sums which Lender may from time to time advance to Borrower ("Advances") under a revolving line of credit. The unpaid principal balance of all Advances outstanding under this note ("Principal Balance") at any one time shall not exceed the lesser of (a) $2,000,000 or (b) $30,000,000 minus the then outstanding principal balance of the TRM-USA Note. However, subject to the terms and conditions of the Loan Agreement and this note, Advances may be borrowed, repaid and reborrowed and the aggregate Advances loaned hereunder may exceed such maximum amount.

3. LOAN AGREEMENT. This note is the FPC Note referred to in the Loan Agreement between Borrower, TRM Copy Centers (USA) Corporation, TRM Copy Centers Corporation, and Lender dated as of March 31, 1997 (together with any amendments, modifications, supplements, extensions, renewals, substitutions or replacements thereof or therefor, the "Loan Agreement") and is subject to all terms and conditions of and entitled to the benefits of the Loan Agreement. Capitalized terms used herein without definition shall have the meanings given to such terms in the Loan Agreement.

4. INTEREST RATE. The interest rate on the Principal Balance outstanding may vary from time to time pursuant to the provisions of this note. Subject to the provisions of this note, Borrower shall have the option from time to time of choosing to pay interest at the rate or rates and for the applicable periods of time based on the rate options provided herein; provided, however, that once Borrower notifies Lender of the rate option chosen in accordance with the provisions of this note, such notice shall be irrevocable. The rate options are the Prime Borrowing Rate and the LIBOR Borrowing Rate, each as defined herein.

     (a) Definitions. The following terms shall have the following meanings:

          "Business Day" means any day other than a Saturday, Sunday, or other day that commercial banks in Portland, Oregon or New York City are authorized or required by law to close; provided, however that when used in connection with a LIBOR Rate, LIBOR Amount or LIBOR Interest Period such term shall also exclude any day on which dealings in U.S. dollar deposits are not carried on in the London interbank market.

          "LIBOR Amount" means each principal amount for which Borrower chooses to have the LIBOR Borrowing Rate apply for any specified LIBOR Interest Period.

          "LIBOR Interest Period" means as to any LIBOR Amount, a period of seven days or one, two, three or six months commencing on the date the LIBOR Borrowing Rate becomes applicable thereto; provided, however, that: (i) the first day of each LIBOR Interest Period must be a Business Day; (ii) no LIBOR Interest Period shall be selected which would extend beyond April 1, 2000; (iii) no LIBOR Interest Period shall extend beyond the date of any principal payment required under Section 6 of this note, unless the sum of the Prime Rate Amount, plus LIBOR Amounts with LIBOR Interest Periods ending on or before the scheduled date of such principal payment, plus principal amounts remaining unborrowed under a line of credit, equals or exceeds the amount of such principal payment;
(iv) any LIBOR Interest Period which would otherwise expire on a day which is not a Business Day, shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such LIBOR Interest Period into another calendar month, in which event the LIBOR Interest Period shall end on the immediately preceding Business Day; and (v) any LIBOR Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall end on the last Business Day of a calendar month.

          "LIBOR Rate" means, for any LIBOR Interest Period, the rate per annum (computed on the basis of a 360-day year and the actual number of days elapsed and rounded upward to the nearest 1/16 of 1%) quoted by Lender as its LIBOR Rate, based on Lender's determination, on the basis of such factors as Lender deems relevant, of the rate of interest at which U.S. dollar deposits would be offered to Lender in the London interbank market at approximately 11 a.m. London time on the date which is two Business Days prior to the first day of such LIBOR Interest Period for delivery on the first day of such LIBOR Interest Period for the number of months therein; provided, however, that the LIBOR Rate shall be adjusted to take into account the maximum reserves required to be maintained for Eurocurrency liabilities by banks during each such LIBOR Interest Period as specified in Regulation D of the Board of Governors of the Federal Reserve System or any successor regulation.

          "Prime Rate" means the rate of interest which Lender from time to time establishes as its prime rate and is not, for example, the lowest rate of interest which Lender collects from any borrower or class of borrowers. When the Prime Rate is applicable under Section 4(b) or 8, the interest rate hereunder shall be adjusted without notice effective on the day the Prime Rate changes, but in no event shall the rate of interest be higher than allowed by law.

          "Prime Rate Amount" means any portion of the Principal Balance bearing interest at the Prime Borrowing Rate.

     (b) The Prime Borrowing Rate.

          (i) The Prime Borrowing Rate is a per annum rate equal to the Prime Rate.

          (ii) Whenever Borrower desires to use the Prime Borrowing Rate option, Borrower shall give Lender notice orally or in writing in accordance with
Section 11 of this note, which notice shall specify the requested effective date (which must be a Business Day) and principal amount of the Advance or increase in the Prime Rate Amount, and whether Borrower is requesting a new Advance or conversion of a LIBOR Amount to the Prime Borrowing Rate.

          (iii) Subject to Section 8 of this note, interest shall accrue on the unpaid Principal Balance at the Prime Borrowing Rate unless and except to the extent that the LIBOR Borrowing Rate is in effect.

     (c) The LIBOR Borrowing Rate.

          (i) The LIBOR Borrowing Rate is the LIBOR Rate plus 1.20% per annum.

          (ii) Borrower may obtain LIBOR Borrowing Rate quotes from Lender between 8:00 a.m. and 10:00 a.m. (Portland, Oregon time) on any Business Day. Borrower may request an Advance, conversion of any portion of the Prime Rate Amount to a LIBOR Amount or a new LIBOR Interest Period for an existing LIBOR Amount, at such rate only by giving Lender notice in accordance with Section 4(c)(iii) before 10:00 a.m. (Portland, Oregon time) on such day.

          (iii) Whether Borrower desires to use the LIBOR Borrowing Rate option, Borrower shall give Lender irrevocable notice (either in writing or orally and promptly confirmed in writing) between 8:00 a.m. and 10:00 a.m. (Portland, Oregon time) two (2) Business Days prior to the desired effective date of such rate. Any oral notice shall be given by, and any written notice or confirmation of an oral notice shall be signed by, the person(s) authorized in Section 11 of this note, and shall specify the requested effective date of the rate, LIBOR Interest Period and LIBOR Amount, and whether Borrower is requesting a new Advance at the LIBOR Borrowing Rate, conversion of all or any portion of the Prime Rate Amount to a LIBOR Amount, or a new LIBOR Interest Period for an outstanding LIBOR Amount. Notwithstanding any other term of this note, Borrower may elect the LIBOR Borrowing Rate in the minimum principal amount of $500,000 and in multiples of $100,000 above such amount.

          (iv) If at any time the LIBOR Rate is unascertainable or unavailable to Lender or if LIBOR Rate loans become unlawful, the option to select the LIBOR Borrowing Rate shall terminate immediately. If the LIBOR Borrowing Rate is then in effect, (A) it shall terminate automatically with respect to all LIBOR Amounts (i) on the last day of each then applicable LIBOR Interest Period, if Lender may lawfully continue to maintain such loans, or (ii) immediately if Lender may not lawfully continue to maintain such loans through such day, and

(B) subject to Section 8, the Prime Borrowing Rate automatically shall become effective as to such amounts upon such termination.

          (v) If at any time after the date hereof (A) any revision in or adoption of any applicable law, rule, or regulation or in the interpretation or administration thereof (i) shall subject Lender or its Eurodollar lending office to any tax, duty, or other charge, or change the basis of taxation of payments to Lender with respect to any loans bearing interest based on the LIBOR Rate, or
(ii) shall impose or modify any reserve, insurance, special deposit, or similar requirements against assets of, deposits with or for the account of, or credit extended by Lender or its Eurodollar lending office, or impose on Lender or its Eurodollar lending office any other condition affecting any such loans, and (B) the result of any of the foregoing is (i) to increase the cost to Lender of making or maintaining any such loans or (ii) to reduce the amount of any sum receivable under this note by Lender or its Eurodollar lending office, Borrower shall pay Lender within 15 days after demand by Lender such additional amount as will compensate Lender for such increased cost or reduction. The determination hereunder by Lender of such additional amount shall be conclusive in the absence of manifest error. If Lender demands compensation under this Section 4(c)(v), Borrower may upon three (3) Business Days' notice to Lender pay the accrued interest on all LIBOR Amounts, together with any additional amounts payable under Section 4(c)(vi). Subject to Section 8, upon Borrower's paying such accrued interest and additional costs, the Prime Borrowing Rate immediately shall be effective with respect to the unpaid principal balance of such LIBOR Amounts.

          (vi) Borrower shall pay to Lender, on demand, such amount as Lender reasonably determines (determined as though 100% of the applicable LIBOR Amount had been funded in the London interbank market) is necessary to compensate Lender for any direct or indirect losses, expenses, liabilities, costs, expenses or reductions in yield to Lender, whether incurred in connection with liquidation or re-employment of funds or otherwise, incurred or sustained by Lender as a result of: (A) any payment or prepayment of a LIBOR Amount, termination of the LIBOR Borrowing Rate or conversion of a LIBOR Amount to the Prime Borrowing Rate on a day other than the last day of the applicable LIBOR Interest Period (including as a result of acceleration or a notice pursuant to Section 4(c)(v)); or (B) any failure of Borrower to borrow, continue or prepay any LIBOR Amount or to convert any portion of the Prime Rate Amount to a LIBOR Amount after Borrower has given a notice thereof to Lender.

          (vii) If Borrower chooses the LIBOR Borrowing Rate, Borrower shall pay interest based on such rate, plus any other applicable taxes or charges hereunder, even though Lender may have obtained the funds loaned to Borrower from sources other than the London interbank market. Lender's determination of the LIBOR Borrowing Rate and any such taxes or charges shall be conclusive in the absence of manifest error.

          (viii) Notwithstanding any other term of this note, Borrower may not select the LIBOR Borrowing Rate if an Event of Default hereunder has occurred and is continuing.

5. COMPUTATION OF INTEREST. All interest will be computed at the applicable rate based on a 360-day year and applied to the actual number of days elapsed. However, interest accruing under the Prime Borrowing Rate Index Option shall be computed on the basis of a year of 365 days for the actual days elapsed.

6. PAYMENT SCHEDULE.

(a) Principal. Principal shall be paid on April 1, 2000.

(b) Interest. Interest shall be paid on the first day of April, 1997 and on the same day of each month thereafter prior to maturity and at maturity.

7. PREPAYMENT.

     (a) Prepayments of all or any part of the Prime Rate Amount may be made at any time without penalty.

     (b) Except as otherwise specifically set forth herein, Borrower may not prepay all or any part of any LIBOR Amount or terminate any LIBOR Borrowing Rate, except on the last day of the applicable LIBOR Interest Period.

     (c) Principal prepayments will not postpone the date of or change the amount of any regularly scheduled payment. At the time of any principal prepayment, all accrued interest, fees, costs and expenses shall also be paid.

8. DEFAULT. Any Event of Default described in the Loan Agreement shall be an Event of Default hereunder. Upon the occurrence of an Event of Default, Lender may declare the entire unpaid Principal Balance on this note and all accrued unpaid interest immediately due and payable, without notice. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this note to a rate equal to the Prime Borrowing Rate plus 5%. The interest rate will not exceed the maximum rate permitted by applicable law. In addition, if any payment of principal or interest is 19 or more days past due, Borrower will be charged a late charge of 5% of the delinquent payment.

9. EVIDENCE OF PRINCIPAL BALANCE; PAYMENT ON DEMAND. Holder's records shall, at any time, be conclusive evidence of the unpaid Principal Balance and interest owing on this note. Notwithstanding any other provisions of this note, if the unpaid Principal Balance of this note, at any time, exceeds the lesser of (a) $2,000,000 or (b) $30,000,000 minus the then outstanding principal balance of the TRM-USA Note, Borrower shall immediately pay to Lender the amount of such excess.

10. RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this note against any and all of such accounts.

11. REQUESTS FOR ADVANCES.

(a) Any Advance may be made or interest rate option selected upon the request of Borrower (if an individual), any of the undersigned (if Borrower consists of more than one individual), any person or persons authorized in subsection (b) of this Section 11, and any person or persons otherwise authorized to execute and deliver promissory notes to Lender on behalf of Borrower.

(b) Borrower hereby authorizes any 1 of the following individuals to request Advances and to select interest rate options:
Robert A. Bruce, Vice President and Chief Financial Officer
--------------------------------------------------------------------------------
Linda A. Haas, Corporate Controller
--------------------------------------------------------------------------------
Rosemary H. Evans, Treasurer
--------------------------------------------------------------------------------
unless Lender is otherwise instructed in writing.

(c) All Advances shall be disbursed by deposit directly to Borrower's account number 240-0007-155 at main branch of Lender, or by cashier's check issued to Borrower.

(d) Borrower agrees that Lender shall have no obligation to verify the identity of any person making any request pursuant to this Section 11 and Borrower assumes all risks of the validity and authorization of such requests. In consideration of Lender agreeing, at its sole discretion, to make Advances upon such requests, Borrower promises to pay holder, in accordance with the provisions of this note, the Principal Balance together with interest thereon and other sums due hereunder, although any Advances may have been requested by a person or persons not authorized to do so.

12. NOTICES. Any notice hereunder may be given as set forth in Section 12.3 of the Loan Agreement.

13. ATTORNEY FEES. Whether or not litigation or arbitration is commenced, Borrower promises to pay all costs of collecting overdue amounts. Without limiting the foregoing, in the event that holder consults an attorney regarding the enforcement of any of its rights under this note or any document securing the same, or if this note is placed in the hands of an attorney for collection or if suit or litigation is brought to enforce this note or any document securing the same, Borrower promises to pay all costs thereof including such additional sums as the court or arbitrator(s) may adjudge reasonable as attorney fees, including without limitation, costs and attorney fees incurred in any appellate court, in any proceeding under the bankruptcy code, or in any receivership and post-judgment attorney fees incurred in enforcing any judgment.

14. WAIVERS; CONSENT. Each party hereto, whether maker, co-maker, guarantor or otherwise, waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest and waives all defenses based on suretyship or impairment of collateral. Without notice to Borrower and without diminishing or affecting Lender's rights or Borrower's obligations hereunder, Lender may deal in any manner with any person who at any time is liable for, or provides any real or personal property collateral for, any indebtedness of Borrower to Lender, including the indebtedness evidenced by this note. Without limiting the foregoing, Lender may, in its sole discretion: (a) make secured or unsecured loans to Borrower and agree to any number of waivers, modifications, extensions and renewals of any length of such loans, including the loan evidenced by this note; (b) impair, release (with or without substitution of new collateral), fail to perfect a security interest in, fail to preserve the value of, fail to dispose of in accordance with applicable law, any collateral provided by any person; (c) sue, fail to sue, agree not to sue, release, and settle or compromise with, any person.

15. ARBITRATION. Either Lender or Borrower may require that all disputes, claims, counterclaims and defenses, including those based on or arising from any alleged tort, relating in any way to this note or any transaction of which this note is a part, be settled by binding arbitration in accordance with the provisions of Section 11.1 of the Loan Agreement.

16. GOVERNING LAW.

This note stall be governed by and construed and enforced in accordance with the laws of the State of Oregon without regard to conflicts of law principles; provided, however, that to the extent that Lender has greater rights or remedies under Federal law, this provision shall not be deemed to deprive Lender of such rights and remedies as may be available under Federal law.

17. DISCLOSURE.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDERS AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

BORROWER HEREBY ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS DOCUMENT.

FPC BELGIUM LIMITED


MICHAEL SIMON                 Pres.
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By                            Title


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By                            Title


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